SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 17, 2002
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                          0-27148                             13-3690261
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
Incorporation)                                                              No.)


                             246 Industrial Way West
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 544-0155
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  Other Events and Regulation FD Disclosure.

      Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the announcement by the Company that it has retained CIBC World Markets Corp. as its financial advisor in connection with its review of strategic alternatives to rationalize its capital structure. Reference is also made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.2, and incorporated by reference herein, relating to the death of Max Craig, the Company's Chief Financial Officer.


ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit  Description
-------  -----------

99.1     Press Release issued October 17, 2002.

99.2     Press Release issued October 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW WORLD RESTAURANT GROUP, INC.


                                            BY:      /s/ Anthony Wedo
                                                 -------------------------------
                                                 Name:  Anthony Wedo
                                                 Title: Chief Executive Officer


Date:  October 22, 2002



                             EX-99
                     Exhibit 99.1

                                                                    Exhibit 99.1

                 NEW WORLD RETAINS CIBC WORLD MARKETS AS ADVISOR
                        TO REVIEW STRATEGIC ALTERNATIVES

      EATONTOWN, NJ (10/17/02) - New World Restaurant Group, Inc. (Pink Sheets:
NWCI) today announced that it has retained CIBC World Markets Corp. as its financial advisor in connection with its review of strategic alternatives to rationalize its capital structure.

      CIBC World Markets is a full service corporate and investment bank throughout North America, with operations in Asia, Europe and Australia, and serving more than 8,000 corporate, government and institutional clients. The firm's parent company is CIBC, one of North America's largest financial institutions with offices in 18 countries, including the world's major financial centers.

      New World is a leading company in the quick casual sandwich industry, the fastest-growing restaurant segment. The company operates locations primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 1, 2002, the company's retail system consisted of 458 company-owned locations and 289 franchised and licensed locations in 34 states. The company also operates one dough production facility and one coffee roasting plant.

                                      ****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.

Press Contact:
--------------

Media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net



                             EX-99
                                 Exhibit 99.2

                                                                   Exhibit 99.2

                   NEW WORLD ANNOUNCES DEATH OF CFO MAX CRAIG

      EATONTOWN, NJ (10/21/02) - New World Restaurant Group, Inc. (Pink sheets:
NWCI) today announced the death of Max Craig, the company's Chief Financial Officer.

      Mr. Craig, 48 had joined the company in June. He passed away on Saturday, October 19, while horseback riding near his home in Littleton, Colo. Cause of death has not yet been determined.

      "To say that we will miss Max does not begin to describe how much he has meant to me and the people with whom he worked," said Anthony Wedo, New World Chairman and Chief Executive Officer. "Max had demonstrated remarkable talent, effort and determination since he joined our company. These strengths do not begin to capture the true character, warmth and compassion he exhibited day after day, no matter how challenging the circumstances. Max cared deeply about building our company into a highly successful and respected organization."

      Prior to joining New World, Mr. Craig had been Chief Financial Officer of the Taco Bell Corporation unit of PepsiCo. Inc/Tricon Global Restaurants. He joined Pepsico Food Systems' finance department in 1980 and rose to Senior Director, Finance. In 1987, he moved to the Taco Bell unit as Vice President, Business Planning and subsequently held Vice President positions in Development and Acquisitions/Divestitures, before being appointed CFO. He began his career in 1977 in the finance department of Ford Motor Company. Mr. Craig held a Bachelor's degree in Accounting from Southwestern College in Winfield, Kan., and an MBA in Finance from the University of Kansas.

      Mr. Craig is survived by his wife Diana; three grown children, Kimberly Wine, Stephanie, and Jeffrey, and a grandson, Michael.

      New World is a leading company in the quick casual sandwich industry, the fastest-growing restaurant segment. The company operates locations primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of July 2, 2002, the company's retail system consisted of 458 company-owned locations and 289 franchised and licensed locations in 34 states. The company also operates one dough production facility and one coffee roasting plant.

                                      ###

Contact:
--------

Media/investors: Bill Parness, Parness & Associates, (732) 290-0121, or Martin Gitlin (914) 529-7702; parnespr@optionline.net